EXHIBIT 10.1



                       FIRST AMENDMENT TO CREDIT AGREEMENT



                  THIS FIRST AMENDMENT TO AMENDED AND RESTATED SECURED REVOLVING CREDIT AGREEMENT ("Amendment") is made as of January 21, 2004 by and among the following:

         EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership having its principal place of business at c/o Equity Inns, Inc., 7700 Wolf River Boulevard, Germantown, Tennessee 38138 ("Operating Partnership"), the sole general partner of which is Equity Inns Trust;

         EQUITY INNS/WEST VIRGINIA PARTNERSHIP, L.P., a Tennessee limited partnership having its principal place of business c/o Equity Inns, Inc., 7700 Wolf River Boulevard, Germantown, Tennessee 38138 ("EIP/WV"), the sole general partner of which is Equity Inns Services, Inc., a Tennessee corporation which is wholly-owned by Equity Inns, Inc.;

         EQUITY INNS PARTNERSHIP II, L.P., a Tennessee limited partnership having its principal place of business c/o Equity Inns, Inc., 7700 Wolf River Boulevard, Germantown, Tennessee 38138 ("Equity II"), the sole general partner of which is Equity Inns Trust and the sole limited partner of which is the Operating Partnership (the Operating Partnership, EIP/WV and Equity II being referred to herein collectively as the "Borrower");

         BANK ONE, NA ("Bank One"), a national bank organized under the laws of the United States of America having an office at 1 Bank One Plaza, Chicago, Illinois 60670, as Administrative Agent ("Administrative Agent") and as a Lender; and

         Each of the remaining Lenders that are signatories hereto.

                                    RECITALS

         A. Borrower is primarily engaged in the business of the acquisition and development of premium limited service, premium extended stay and premium all-suite and full-service hotel properties.

         B. The parties hereto have entered into an Amended and Restated Secured Revolving Credit Agreement dated as of June 11, 2003 ("Credit Agreement") to make loans available to the Borrower pursuant to the terms thereof ("Facility"). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Agreement.

         C. Borrower has requested a change in certain terms contained in the Credit Agreement and the Lenders have agreed to such a change on the terms contained herein.

         NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AMENDMENTS

1. The foregoing recitals to this Amendment are incorporated into and made part of this Amendment.

2. The definition of "Applicable FCF Percentage" in Article I of the Credit Agreement is hereby amended and restated to read as follows:

                "Applicable FCF Percentage": means for any given fiscsal quarter, the percentage set forth below in accordance with the ratio of Total Indebtedness to EBITDA as of the last day of the preceding fiscal fiscal quarter and shall change upon delivery of a compliance certificate to the Lenders in the form attached hereto.


          Ratio of Total Indebtedness                  Applicable FCF Percentage
          to EBITDA for preceding                      for current Quarter
          fiscal quarter                               current Quarter
          ---------------------------------            -------------------------

          Less than or equal to 4.5x                          110%

          Over 4.5x, but less than or equal
             to 4.75x                                         105%

          Over 4.75x, but less than or equal
             to 5.00x                                         100%

          Over 5.0x, but less than or equal
             to 5.25x                                          90%


3. The definition of "Borrowing Base Availability" in Article I of the Credit Agreement is hereby amended and restated to read as follows:

            "Borrowing Base Availability" means, as of any date, the greater of:

                           (I) the lesser of: (a) 55% of the Borrowing Base; or
                           (b) the sum of (i) an amount which, if it were the Allocated Facility Amount, would produce the Included Collateral Pool Debt Service Coverage Ratio of 1.75 plus (ii) 55% of the aggregate Collateral Pool Asset Values of any Excluded Properties and Properties Under Development, subject to the limitations set forth in the definition of Eligible Property; or

                           (II) the lesser of: (a) 60% of the Borrowing Base; or
                           (b) the sum of (i) an amount which, if it were the Allocated Facility Amount, would produce the Included Collateral Pool Debt Service Coverage Ratio of 1.75 plus (ii) 60% of the aggregate Collateral Pool Asset Values of any Excluded Properties and Properties Under Development, subject to the limitations set forth in the definition of Eligible Property; or (c) six (6) times the aggregate Adjusted Net Operating Income of all Included Collateral Pool Assets for the most recent four (4) consecutive fiscal quarters for which financial statements have been delivered to the Administrative Agent.

4. Section 9.3 is hereby amended and restated to read as follows:

              Section 9.3  Leverage; Additional Recourse Indebtedness.

                           Permit or suffer:

                           (a) From the Agreement Effective Date through
                  December 31, 2004, the ratio of Total Indebtedness to EBITDA to exceed 5.50x;

                           (b) From January 1, 2005 through December 31, 2005,
                  the ratio of Total Indebtedness to EBITDA to exceed 5.25x;

                           (c) From January 1, 2006 through December 31, 2006,
                  the ratio of Total Indebtedness to EBITDA to exceed 5.00x;

                           (d) From and after January 1, 2007, the ratio of
                  Total Indebtedness to EBITDA to exceed 4.75x;

                           (e) At any time, the aggregate Recourse Indebtedness
                  of the Consolidated Group to exceed the sum of (a) the then-outstanding Advances hereunder plus (b) $50,000,000.

5. Section 9.4 is hereby amended to include the following subsection (d):

                           (d) Notwithstanding the foregoing subsections (a),
                  (b) and (c), the aggregate amount of dividends payable by Equity Inns (excluding Preferred Stock Expense) may be equal to an amount up to the amount of dividends paid by Equity Inns in the preceding fiscal quarter, provided that no share repurchases shall be permitted during such quarter if the dividends paid exceed the amount that would otherwise have been permitted pursuant to subsections (a), (b) and (c) of this Section 9.4 and the amount of dividends paid in a quarter pursuant to this subsection (d) may not exceed the amount of dividends that would otherwise have been permitted pursuant to subsections (a), (b) and (c) for more than two consecutive quarters.

6. Section 9.8 (b) is hereby amended and restated to read as follows:

                           (b) as of any day, the ratio of (A) the sum of (i)
                  Adjusted EBITDA for the most recent four quarters plus (ii) Ground Lease Expense for such period to (B) Fixed Charges for such period to be less than 1.45 to 1 for the period beginning with the Agreement Execution Date and ending December 31, 2004, and 1.50 to 1 thereafter;

7. Borrower hereby represents and warrants that:

                  (a) no Default or Unmatured Default exists under the Loan Documents;

                  (b) the Loan Documents are in full force and effect and Borrower has no defenses or offsets to, or claims or counterclaims relating to, its obligations under the Loan Documents;

                  (c) there has been no material adverse change in the financial condition of Borrower as shown in its September 30, 2003 financial statements;

                  (d) Borrower has full corporate power and authority to execute this Amendment and no consents are required for such execution other than any consents which have already been obtained; and

                  (e)      all representations and warranties contained in
                           Article 6 of the Credit Agreement are true and correct as of the date hereof and all references therein to "the date of this Agreement" shall refer to "the date of this Amendment."

8. Except as specifically modified hereby, the Credit Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed. All references in the Loan Documents to the "Credit Agreement" henceforth shall be deemed to refer to the Credit Agreement as amended by this Amendment.

9. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks.

10. This Amendment shall become effective when it has been executed by Borrower, Administrative Agent, and the Lenders.

                  IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative Agent have executed this Amendment as of the date first above written.

BORROWER:                            EQUITY INNS PARTNERSHIP, L.P.

                                     By:  EQUITY INNS TRUST, its General Partner


                                     By:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------


                                     EQUITY INNS/WEST VIRGINIA PARTNERSHIP, L.P.

                                     By:  EQUITY INNS SERVICES, INC.,
                                          its General Partner


                                     By:
                                             -----------------------------------
                                     Title:
                                             -----------------------------------


                                     EQUITY INNS PARTNERSHIP II, L.P.

                                     By:  EQUITY INNS TRUST, its General Partner


                                     By:
                                             -----------------------------------
                                     Title:
                                             -----------------------------------

LENDERS:                             BANK ONE, NA
                                     Individually and as Administrative Agent


                                     By:
                                             -----------------------------------
                                     Title:
                                             -----------------------------------


                                     Address for Notices:
                                     Corporate Real Estate Division
                                     1 Bank One Plaza
                                     Chicago, Illinois  60670-0315
                                     Attention:  Patricia Leung
                                     Telephone:  312/732-8619
                                     Telecopy:  312/732-5939

                                     CREDIT LYONNAIS NEW YORK BRANCH
                                     Individually and as Syndication Agent and Co-Lead Arranger


                                     By:
                                             -----------------------------------
                                     Title:
                                             -----------------------------------


                                     Address for Notices:
                                     Lodging Group
                                     1301 Avenue of the Americas
                                     New York, New York  10019
                                     Attention:  Dave Bowers
                                     Telephone:  212/261-7831
                                     Telecopy:  212/261-7532

                                     FLEET NATIONAL BANK
                                     Individually and as Documentation Agent


                                     By:
                                             -----------------------------------
                                     Title:
                                             -----------------------------------


                                     Address for Notices:
                                     115 Perimeter Center Place N.E.
                                     Suite 500
                                     Atlanta, Georgia 30342
                                     Attention:  George Ojanuga
                                     Telephone:  770-390-6588
                                     Telecopy:  770-391-9811

                                     NATIONAL BANK OF COMMERCE


                                     By:
                                             -----------------------------------
                                     Title:
                                             -----------------------------------


                                     Address for Notices:
                                     7770 Poplar Avenue
                                     Suite 105
                                     Germantown, Tennessee 38138
                                     Attention:  Jeremy Chism
                                     Telephone:  901/757-4872
                                     Telecopy:  901/757-4883

                                     AMSOUTH BANK


                                     By:
                                             -----------------------------------
                                     Title:
                                             -----------------------------------


                                     Address for Notices:
                                     1900 Fifth Avenue North
                                     AmSouth-Sonat Tower, 9th Floor
                                     Birmingham, Alabama  35203
                                     Attention:  Lawrence Clark
                                     Telephone:  205/581-7493
                                     Telecopy:  205/326-4075

                                     UNION PLANTERS BANK, NATIONAL ASSOCIATION


                                     By:
                                             -----------------------------------
                                     Title:
                                             -----------------------------------


                                     Address for Notices:
                                     6200 Poplar Avenue
                                     3rd Floor
                                     Memphis, Tennessee  38119
                                     Attention:  James R. Gummel
                                     Telephone:  901/580-5437
                                     Telecopy:  901/580-5451

         The undersigned, Equity Inns, Inc. and Equity Inns Trust, are parties to the Credit Agreement for purposes of making the representations and warranties contained in Article VII thereof and agreeing to perform certain of the covenants described in Article VIII thereof and hereby confirm that the Credit Agreement remains in full force and effect and hereby consent to the terms of this Amendment.

                                     EQUITY INNS, INC.


                                     By:
                                             -----------------------------------
                                     Title:
                                             -----------------------------------


                                     EQUITY INNS TRUST


                                     By:
                                             -----------------------------------
                                     Title:
                                             -----------------------------------